This document is a supplement to the following prospectuses: The Allstate Advisor Variable Annuities (Advisor, Advisor Plus, Advisor Preferred), The Allstate Variable Annuities (Allstate Variable Annuity – B Share, Allstate Variable Annuity – L Share), and Allstate Variable Annuity 3. Please review and retain this supplement with your current prospectus.

Allstate Life Insurance Company of New York

Allstate Life of New York Separate Account A

Supplement, dated August 15, 2006,

to

Prospectuses and Statements of Additional Information, dated May 1, 2006, or thereafter

This supplement is intended to be distributed with prospectuses and statements of additional information for certain variable annuity contracts issued by Allstate Life Insurance Company of New York.

The prospectuses and statements of additional information are revised as follows:

•	References, if any, to Van Kampen LIT Emerging Growth Portfolio, Class II are deleted and replaced with Van Kampen LIT Strategic Growth Portfolio, Class II.

•	References, if any, to Van Kampen LIT Emerging Growth, Class II Sub-Account are deleted and replaced with Van Kampen LIT Strategic Growth, Class II Sub-Account.

The investment objective for the Portfolio listed above has not changed. However, the Portfolio’s investment adviser has changed the strategy for achieving the Portfolio’s investment objective. Please see the prospectus supplement for the Portfolio for additional information.